Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
On January 31, 2022, the Company further amended the A&R LSA, which modified the Term Note annual interest rate equal to the greater of the bank’s prime rate plus 2.50% or 5.75%, modified the SVB Revolver annual interest rate equal to (i) the greater of the bank’s prime rate plus 0.75% or 5.00% when the streamline period is in effect and (ii) the greater of the bank’s prime rate plus 1.25% or 5.00% at all other times, and decreased the advance rate for borrowing base receivables and inventory, and increased the cash and cash availability streamline threshold from $8,000 to $50,000.
The amendment replaced the existing EBITDA covenant for 2022 and beyond with a net revenue covenant and increased the minimum cash and cash availability threshold from $5,000 to $30,000.